Business combinations and other significant transactions	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business combinations and other significant transactions
Business combinations and other significant transactions
Business combinations
As agreed as part of the original transaction, $3,480 million was paid in 2019 in respect of the 2018 acquisition of Petrohawk Energy Corporation from BHP Billiton that is described below. Payments on this transaction are now complete. A number of other individually insignificant business combinations were also undertaken by BP in 2019.
BP undertook a number of business combinations in 2018. For the full year, total consideration paid in cash amounted to $7,100 million, offset by cash acquired of $114 million.
On 31 October 2018, BP acquired from BHP Billiton Petroleum (North America) Inc. 100% of the issued share capital of Petrohawk Energy Corporation, a wholly-owned subsidiary of BHP that holds a portfolio of unconventional onshore US oil and gas assets.
The acquisition brings BP extensive oil and gas production and resources in the liquids-rich regions of the Permian and Eagle Ford basins in Texas and in the Haynesville gas basin in Texas and Louisiana.
The total consideration for the transaction, after customary closing adjustments and the effect of discounting deferred payments, was $10,302 million, which was all paid in cash.
The transaction was accounted for as a business combination using the acquisition method. The fair values of the identifiable assets and liabilities acquired, as at the date of acquisition, are shown in the table below. No goodwill was recognized on the acquisition and no significant adjustments were made to the provisional fair values of the identifiable assets and liabilities acquired when those values were finalized.

$ million
2018
Assets
Property, plant and equipment	10,845
Intangible assets	21
Inventories	27
Trade and other receivables	493
Cash	104
Liabilities
Trade and other payables	(659)
Provisions	(323)
Non-controlling interest	(206)
Total consideration	10,302

An analysis of the cash flows relating to the acquisition included within the cash flow statement for 2018 is provided below.

$ million
2018
Transaction costs of the acquisition (included in cash flows from operating activities)	62
Interest on deferred payments (included in cash flows from operating activities)	21
Cash consideration paid, net of cash acquired (included in cash flows from investing activities)	6,684
Total net cash outflow for the acquisition	6,767

From the date of acquisition to 31 December 2018, the acquired activities generated revenues of $472 million and profit before tax of $49 million. If the business combination had taken place on 1 January 2018, it is estimated that the acquired activities would have generated revenues of $2,798 million and profit before tax of $431 million.
In addition to the BHP transaction described above, BP undertook a number of other individually insignificant business combinations in 2018.
Other significant transactions
On 18 December 2018, BP purchased an additional 16.5% interest in the Clair field in the North Sea, as part of the agreements with ConocoPhillips in which ConocoPhillips simultaneously purchased BP's entire 39.2% interest in the Greater Kuparuk Area on the North Slope of Alaska. The purchase gives BP a 45.1% interest in Clair in total. Gross payments made and received of $1,739 million and $1,490 million are included in Capital expenditure and Proceeds from disposals of businesses, net of cash acquired, respectively, in the group cash flow statement for 2018. Goodwill of $804 million, resulting from the recognition of a deferred tax liability as part of the transaction accounting, was recognized on the purchase of the interest in the Clair field.